SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 1999


                        Oakwood Mortgage Investors, Inc.
               (Exact name of registrant as specified in charter)



          Nevada                    333-72621                88-0396566
          ------                    ---------                ----------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
         ---------------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (702) 949-0056


         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

         On June 30, 1999, the Registrant caused the issuance and sale of $299,286,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 1999-C (the "Certificates") pursuant to the Series 1999-C Pooling and Servicing Agreement, dated as of June 1, 1999 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 1999 Edition) (the "Standard Terms"). The Certificates were issued in eight Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:


                                                     Initial Certificate
Designation              Pass-Through Rate            Principal Balance

Class A-1................       (1)                        $72,200,000
Class A-2................     7.475%                      $174,270,000
Class M-1................       (2)                        $20,808,000
Class M-2................       (3)                        $16,004,000
Class B-1................       (4)                        $16,004,000
Class B-2................       (5)                        $20,807,916
Class X..................       (6)                                (6)
Class R..................       (7)                                (7)
 .........

(1) The Pass-Through Rate on the Class A-1 Certificates for any Distribution Date shall be the per annum rate equal to the lesser of
         (i) One-Month LIBOR, as determined (except for the initial Distribution
         Date) on the applicable Floating Rate Determination Date, plus 0.18% and (ii) the Weighted Average Net Asset Rate. For the initial Distribution Date, the Pass-Through Rate for the Class A-1 Certificates will be 5.300% per annum.

(2) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.070% per annum and (ii) the Weighted Average Net Asset Rate.

(3) The Pass-Through Rate on the Class M-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.750% per annum and (ii) the Weighted Average Net Asset Rate.

(4) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.900% per annum and (ii) the Weighted Average Net Asset Rate.

(5) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to (i) the lesser of (a) 6.900% per annum and (b) the Weighted Average Net Asset Rate prior to the June, 2009 Distribution Date; and (ii) the lesser of (a) 7.900% per annum and
         (b) the Weighted Average Net Asset Rate on or after the June, 2009 Distribution Date.

(6) The Class X Certificates have no Certificate Principal Balance and no Pass-Through Rate.

(7) The Class R Certificates have no Certificate Principal Balance and no Pass-Through Rate.

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in

OMI Trust 1999-C (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in a privately-negotiated transaction with Oakwood Acceptance Corporation ("OAC") pursuant to a Sales Agreement, dated as of June 1, 1999, between the Registrant and OAC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

         The Class A-1, Class A-2, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Class A-1, Class A-2, Class M-1 and Class M-2 Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation, Banc of America Securities LLC and First Union Capital Markets Corp. (the "Underwriters") pursuant to a Terms Agreement, dated as of June 25, 1999, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, May 1999. The Class B-1, Class B-2, Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits.

         (c)      Exhibits.

         1.1 Terms Agreement, dated June 25, 1999, among the Registrant, Oakwood Acceptance Corporation, Credit Suisse First Boston Corp., Banc of America Securities LLC and First Union Capital Markets Corporation, as Underwriters, relating to the Offered Certificates (related exhibits available upon request of the Registrant)

         4.1 Copy of the Series 1999-C Pooling and Servicing Agreement, dated as of June 1, 1999, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee. (related exhibits available upon request of the Trustee)

         8.1      Tax Opinion of Messrs. Hunton & Williams

         23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)

         99.1 Copy of the Limited Guarantee, dated as of June 1, 1999 by Oakwood Homes Corporation for the benefit of Chase Manhattan Trust Company, National Association, as Trustee

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


June 30, 1999                         OAKWOOD MORTGAGE INVESTORS, INC.

                                      By:     /s/ Dennis L. Hazelrigg
                                             -------------------------
                                      Name:  Dennis L. Hazelrigg
                                      Title: President

                                INDEX TO EXHIBITS

                                                                                                           Page
1.1      Terms Agreement, dated June 25, 1999, among the Registrant, Oakwood
         Acceptance Corporation, Credit Suisse First Boston Corporation and
         NationsBanc Montgomery Securities LLC, as Underwriters, relating to the
         Offered Certificates (related exhibits available upon request of the Registrant)... [Electronic Format]

4.1      Copy of the Series 1999-C Pooling and Servicing Agreement, dated as of
         June 1, 1999, by and among the Registrant, Oakwood Acceptance
         Corporation, as Servicer, and Chase Manhattan Trust Company, National
         Association (related exhibits available upon request of the Trustee)................[Electronic Format]

8.1      Tax Opinion of Messrs. Hunton & Williams ...........................................[Electronic Format]

23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)

99.1     Copy of the Limited Guarantee, dated as of June 1, 1999 by Oakwood
         Homes Corporation for the benefit of Chase Manhattan Trust Company,
         National Association, as Trustee....................................................[Electronic Format]